SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         Date Of Report:  June 18, 2003
                 Date of earliest event reported: June 18, 2003


                             HARLEYSVILLE GROUP INC.
              (Exact name of registrant as specified in its charter)

              Delaware                0-14697                    51-0241172
    (State or other jurisdiction    (Commission                (IRS Employer
         of incorporation)          File Number)            Identification No.)

       355 Maple Avenue, Harleysville, Pennsylvania                 19438
         (Address of principal executive offices)                 (Zip Code)


                                 (215) 256-5000
               Registrant's telephone number, including area code


                                       N/A
         (Former name or former address, if changed since last report.)


Item 5.     Information provided pursuant to Item 5 ("Other Events")

The following information is filed pursuant to Item 5, "Other Events".

On June 18, 2003, Harleysville Group Inc. issued a press release commenting on second quarter 2003 earnings. A copy of the press release is attached as
Exhibit 99.1 to this Current Report on Form 8-K. The press release contains information on operating earnings. Management believes information on operating earnings is useful to investors. Management has historically employed operating earnings as a valuable measurement of the underlying profitability of the Company's insurance operations since it excludes the impact of the Company's investment results.

Item 7(c).     Exhibits

Exhibit 99.1      - Press Release of Harleysville Group Inc. dated June 18,
2003.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   HARLEYSVILLE GROUP INC.
                                   Registrant




                                   /s/Mark R. Cummins
June 18, 2003                      -----------------------------
                                   Mark R. Cummins
                                   Executive Vice President,
                                   Chief Investment Officer &
                                   Treasurer



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                                  EXHBIT INDEX

Exhibit No.          Description

99.1 Press Release of Harleysville Group Inc. dated June 18, 2003, commenting on Harleysville Group's second quarter earnings of 2003.


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